UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

September 29, 2022
Date of Report (Date of earliest event reported)

REPUBLIC FIRST BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-17007	23-2486815
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 South 16th Street, Suite 2400, Philadelphia, Pennsylvania	19102
(Address of principal executive offices)	(Zip Code)

(215) 735-4422
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FRBK	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 29, 2022, Republic First Bancorp, Inc. (the “Company”) was notified by the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) that, based upon the Company’s continued non-compliance with the filing requirement set forth in Nasdaq Listing Rule 5250(c)(1), the Company’s securities were subject to delisting unless the Company requests a hearing before the Nasdaq Hearings Panel (the “Panel”). The Company intends to request a hearing, which will stay any further action by the Staff, and to request a further stay of any suspension action by the Panel pending the ultimate conclusion of the hearing process. At the hearing, the Company will present its plan to regain compliance with the filing requirement and request an extension of time to do so.

In accordance with the Staff’s earlier determination in this matter, the Company was required to file its Annual Report on Form 10-K for the year ended December 31, 2021 (the “Annual Report”) and Quarterly Reports on Forms 10-Q for the periods ended March 31, 2022, and June 30, 2022 (the “Quarterly Reports”) by September 27, 2022. This date constituted the full extent of the Staff’s discretion in this matter and, as such, the Staff was required to issue the listing determination.

The Company expects to file the Reports in the fourth quarter of 2022. The Company is currently conducting its review of and procedures with respect to the Reports and associated financial statements. Although the Company is working diligently to file these Reports as soon as possible, there can be no assurance that such Reports will be filed in the fourth quarter of 2022 or before any hearing before the Nasdaq Hearings Panel, or that the Nasdaq Hearings Panel will grant the Company’s planned request for a stay pending the hearing. If the Company’s planned appeal is denied or it fails to timely regain compliance with Nasdaq’s continued listing standards, the common stock of the Company will be subject to delisting on The Nasdaq Global Market.

Item 8.01	Other Events.

On October 5, 2022, the Company issued a press release announcing the receipt of the non-compliance notification from Nasdaq and its intention to request a hearing before the Panel. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)         Exhibits:

99.1	Press Release, dated October 5, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC FIRST BANCORP, INC.

Dated: October 5, 2022

	By:	/s/ Frank A. Cavallaro
	Name:	Frank A. Cavallaro
	Title:	Executive Vice President and Chief Financial Officer

3